Exhibit 99.1

BULLFROG CONFIRMS DATE OF NAME CHANGE AND SHARE CONSOLIDATION;

FURTHER STRENGTHENS ITS BOARD

Vancouver, British Columbia, January 20, 2021 - Bullfrog Gold Corp. (BFGC:OTCQB; BFG:CSE; 11B:FSE) (“Bullfrog” or the “Company”) today confirms that its shares will begin trading under the name “Augusta Gold Corp.,” on a post-consolidated basis of one (1) new share for every six (6) old shares at open of market on January 25, 2021 (the trading day immediately preceding the effective date). The Company’s trading symbol on the Canadian Securities Exchange will be changed to “G”.

Mr. Len Boggio has also been appointed to the Company’s Board of Directors effective immediately.

Maryse Belanger, President and CEO commented: “I am pleased that Len has agreed to join our Board, he is a very seasoned finance professional with extensive experience at the board level. His experience in financial reporting and auditing, public finance offerings and mergers and acquisitions will be beneficial to all shareholders as we advance the Bullfrog Gold project in Nevada.”

Mr. Boggio was formerly a partner of PricewaterhouseCoopers LLP (PwC) where he served for more than 30 years until his retirement in May 2012. During that time, he was Leader of the B.C. Mining Group of PwC, a senior member of PwC's Global Mining Industry Practice and an auditor of Canadian, U.S. U.K. and other internationally-listed mineral resource and energy clients. Mr. Boggio is a Fellow of the Chartered Professional Accountants of Canada (FCPA, FCA) and has served as president of the British Columbia Institute of Chartered Accountants and chairman of the Canadian Institute of Chartered Accountants.

Additional information on the share consolidation can be found in the Company’s news release dated January 7, 2021 and in the definitive information statement filed by the Company with the U.S. Securities and Exchange Commission and on SEDAR. Stockholders who have existing stock certificates will receive written instructions by mail from the Company's transfer agent. Stockholders who hold their shares in brokerage accounts are not required to take any action to affect the exchange of their shares.

Enquiries:

Lynette Gould

SVP Investor Relations & Corporate Development

Telephone: 604-687-1717

Email: LGould@augustacorp.com

About Bullfrog Gold Corp.

Bullfrog Gold is a rapidly growing exploration and development company focused on building a long-term business that delivers stakeholder value through developing the Bullfrog Gold Project and pursing accretive M&A opportunities. The Bullfrog Gold Project is located in the prolific Bullfrog district approximately 120 miles north-west of Las Vegas, Nevada and 4 miles west of Beatty, Nevada. The Company controls 6,750 acres of mineral rights including the Bullfrog and Montgomery-Shoshone deposits and has further identified significant additional mineralization around the existing pits and defined several exploration targets that could further enhance the Project.  The Company is led by a management team and board of directors with a proven track record of success in financing and developing mining assets and delivering shareholder value. For more information please visit www.bullfroggold.com.

Forward Looking Statements

Certain statements and information contained in this new release constitute "forward-looking statements", and "forward-looking information" within the meaning of applicable securities laws (collectively, "forward-looking statements"). These statements include the date that the Company’s consolidation, name change and symbol change will become effective; the date that the Company’s common shares will begin trading on a post-consolidation under its new name and symbol; and that Mr. Boggio’s experience will be beneficial to all shareholders as we advance the Bullfrog Gold project in Nevada. Such forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. When used in this news release words such as "will” and similar expressions are intended to identify these forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements and/or information are reasonable, undue reliance should not be placed on forward-looking statements since the Company can give no assurance that such expectations will prove to be correct. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results or events to differ materially from those anticipated in such forward-looking statements, including the risks, uncertainties and other factors identified in the Company's periodic filings with Canadian securities regulators. These forward-looking statements are based largely on current expectations and projections about future events and financial trends affecting the financial condition of our business. These forward-looking statements were derived using numerous assumptions. While the company considers these assumptions to be reasonable, based on information currently available, they may prove to be incorrect.

Forward-looking statements are based on information available at the time those statements are made and/or management's and/or its qualified persons' good faith belief as of that time with respect to future events, and are subject to information currently available, they may prove to be incorrect. Forward-looking statements are based on information available at the time those statements are made and/or management's and/or its qualified persons' good faith belief as of that time with respect to future events, and are subject to known and unknown risks and uncertainties outlined in the Company's corporate disclosure and other documents filed on www.sec.gov and www.sedar.com, that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Forward-looking statements speak only as of the date those statements are made. Except as required by applicable law, we assume no obligation to update or to publicly announce the results of any change to any forward-looking statement contained herein to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward- looking statements. If we update any one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. You should not place undue importance on forward-looking statements and should not rely upon these statements as of any other date. All forward-looking statements contained in this news release are expressly qualified in their entirety by this cautionary statement.

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